UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2025

Marblegate Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-56734	92-2142791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenwich Office Park, Suite 400

Greenwich, Connecticut, 06831

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 210-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “New MAC” and the “Company” refer to Marblegate Capital Corporation, a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company. Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

Business Combination Transaction

As previously announced, Marblegate Acquisition Corp., a Delaware corporation (“MAC”), previously entered into an agreement and plan of merger, dated as of February 14, 2023 (as may be amended, restated, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof, the “Business Combination Agreement”), by and among MAC, Marblegate Asset Management, LLC, a Delaware limited liability company (“MAM”), Marblegate Capital Corporation, a Delaware corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of New Mac (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II,” and together with DePalma I, the “DePalma Companies” or “DePalma”), pursuant to which MAC agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly traded company whose shares are expected trade on The Nasdaq Capital Market (collectively, the “Business Combination”).

At the special meeting of the MAC stockholders held on March 25, 2025 (the “Special Meeting”), the MAC stockholders considered, approved and adopted, among other matters, the Business Combination Agreement and the other proposals related thereto described in the final prospectus and definitive proxy statement, dated February 14, 2025 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”).

The Closing (as defined below) was subject to, among other things, the approval by The Nasdaq Capital Market (“Nasdaq”) of New MAC’s initial Nasdaq listing application (the “Listing Condition”). On April 5, 2025, MAM, MAC, New MAC, Merger Sub and the DePalma Companies entered into a Waiver to the Business Combination Agreement (the “Waiver”) to waive the Listing Condition set forth in Section 7.3(d) of the Business Combination Agreement.

Immediately prior to the consummation of the Business Combination, on April 7, 2025, as contemplated by the Business Combination Agreement and described in the section titled “Unaudited Pro Forma Condensed Combined Financial Information—Description of the Business Combination—The Pre-Closing Transactions” beginning on page 176 of the Proxy Statement/Prospectus, New MAC and the DePalma Companies effected a series of reorganization transactions, resulting in the New MAC becoming the owner of approximately 83.7% of the DePalma Companies, with the remaining 16.3% continuing to be owned by certain limited partners of the DePalma Companies.

On April 7, 2025 (the “Closing” and, such date, the “Closing Date”), as contemplated by the Business Combination Agreement and as described in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 132 of the Proxy Statement/Prospectus, MAC consummated the merger transaction, whereby Merger Sub merged with and into MAC, the separate corporate existence of Merger Sub ceasing and MAC being the surviving corporation and a direct wholly owned subsidiary of New MAC (the “Merger”), whereupon New MAC applied for the New MAC Common Stock and New MAC Warrants to be quoted, as soon as possible following the consummation of the Business Combination, on the OTCQX® Best Market (“OTCQX”) operated on The OTC Market systems (the “OTC Market”) under the symbols “MGTE” and “MGTEW”, respectively. On April 10, 2025, New MAC received approval from the OTC Markets for quotation of the New MAC Common Stock and New MAC Warrants on the OTCQX. The New MAC Common Stock and New MAC Warrants commenced trading on OTCQX at the open of business on April 10, 2025. There is no guarantee, however, that a broker will make a market in New MAC’s securities or that trading thereof will continue on the OTC Market or otherwise.

Pursuant to the Business Combination Agreement, upon effectiveness of the Merger, (i) each share of MAC’s Class A common stock, par value $0.0001 per share (“MAC Class A Common Stock”) and each share of MAC’s Class B common stock, par value $0.0001 per share (“MAC Class B Common Stock” and, together with the MAC Class A

Common Stock, the “MAC Common Stock”), issued and outstanding immediately prior to the effectiveness of the Merger was cancelled and converted into the right to receive the MAC Per Share Consideration (as defined in the Proxy Statement/Prospectus) in the form of common stock of New MAC (“New MAC Common Stock”); (ii) each whole warrant of MAC (“MAC Warrants”) outstanding immediately prior to the effectiveness of the Merger was cancelled in exchange for a warrant representing the right to purchase one warrant of New MAC (“New MAC Warrants”), with New MAC assuming MAC’s obligations under the existing warrant agreement, dated September 30, 2021, by and between Continental Stock Transfer & Trust Company and MAC (the “MAC Warrant Agreement”); and (iii) each of the issued and outstanding Units of MAC that had not been previously separated into the underlying shares of MAC Class A Common Stock and underlying MAC Warrants prior to the Closing upon the request of the holder thereof was cancelled and entitled the holder thereof to one share of New MAC Common Stock and one-half of one New MAC Warrant, with each whole New MAC Warrant representing the right to purchase one share of New MAC Common Stock at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the MAC Warrant Agreement.

Pursuant to the Business Combination Agreement, New MAC acquired approximately 83.7% of the outstanding equity interests of the DePalma Companies, in exchange for MAC Per Share Consideration in the form of New MAC Common Stock. The DePalma Equityholders (as defined in the Proxy Statement/Prospectus) received consideration in the form of New MAC Common Stock, as determined in accordance with the Business Combination Agreement.

The aggregate number of shares of New MAC Common Stock (the “Aggregate Merger Consideration”) issuable in connection with the consummation of the Business Combination is based on a valuation of the participating funds’ interests in DePalma of approximately $629.5 million including Minimum Cash. The MAC Per Share Consideration allocable to each share of MAC Common Stock is the number of shares of New MAC Common Stock, rounded up to the nearest whole share, equal to the quotient obtained by dividing (i) the product obtained by multiplying (A) $10.00 by (B) the Aggregate New MAC Capitalization (as defined in the Proxy Statement/Prospectus), by (ii) the total number of shares of MAC Common Stock outstanding immediately prior to the effectiveness of the Merger and after giving effect to any redemptions of shares of MAC Common Stock.

In connection with the Business Combination, holders of 322,274 shares of MAC Class A Common Stock sold in its initial public offering properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from MAC’s initial public offering, calculated as of the Closing Date, or approximately $11.05 per share and $3.6 million in the aggregate.

Immediately after giving effect to the Business Combination, there were 73,914,402 shares of New MAC Common Stock issued and outstanding. Upon the consummation of the Business Combination, the shares of MAC Class A Common Stock and MAC Warrants ceased trading on The Nasdaq Stock Market LLC (“Nasdaq”). On April 10, 2025, New MAC received approval from the OTC Markets for quotation of the New MAC Common Stock and New MAC Warrants on OTCQX under the symbols “MGTE” and “MGTEW”, respectively. The New MAC Common Stock and New MAC Warrants commenced trading on OTCQX at the open of business on April 10, 2025. There is no guarantee, however, that a broker will make a market in New MAC’s securities or that trading thereof will continue on the OTC Market or otherwise. Immediately upon the consummation of the Business Combination, New MAC’s ownership was as follows (without taking into account any shares such persons may have purchased or sold in the open market prior to the consummation of the Business Combination):

•

the DePalma Equityholders owned 62,954,464 shares of New MAC Common Stock, or approximately 85.2% of the shares of outstanding New MAC Common Stock, which represents approximately 85.2% of the voting power of New MAC;

•

New MAC’s public stockholders owned 3,197,002 shares, which represents approximately 4.3% of the voting power of New MAC, including MAC’s former public stockholders, who owned 46,605 shares of New MAC Common Stock, 2,912,182 Founder Shares, and 238,215 Private Placement Shares (each as defined in the Proxy Statement/Prospectus) that were transferred from the Sponsor to unaffiliated members of the Sponsor or their indirect beneficial owners prior to the consummation of the Business Combination, each of which were converted into shares of New MAC Common Stock upon the Closing;

•

the Sponsor owned 5,289,072 shares of New MAC Common Stock, or approximately 7.2% of the shares of outstanding New MAC Common Stock, which represents approximately 7.2% of the voting power of New MAC; and

•

the Anchor Investors (as defined in the Proxy Statement/Prospectus) owned 2,473,864 shares of New MAC Common Stock, or approximately 3.3% of the shares of outstanding New MAC Common Stock, which represents approximately 3.3% of the voting power of New MAC.

A description of the Business Combination and the terms of the Business Combination Agreement is in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 132 of the Proxy Statement/Prospectus. The foregoing descriptions of the Business Combination Agreement and the Waiver do not purport to be complete and are qualified in their entirety by the full text of the Business Combination Agreement and the Waiver, which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and incorporated herein by reference.

Sponsor Support Agreement

As described in the Proxy Statement/Prospectus, in connection with the execution of the Business Combination Agreement, the Sponsor and certain directors and executive officers of MAC (the “Supporting Shareholders”) have entered into support agreements with MAC, New MAC and DePalma (such agreements, collectively, the “Sponsor Support Agreement”), pursuant to which the Sponsor and the Supporting Shareholders agreed, among other things, to vote all shares of MAC Common Stock held by them in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Merger of Merger Sub with and into MAC) and to not redeem any of their shares of MAC Common Stock.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Sponsor Support Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On the Closing Date, New MAC, the Sponsor, the Supporting Shareholders and certain other parties entered into a registration rights agreement (which agreement contains terms and conditions similar to those contained in that certain registration rights agreement, dated as of September 30, 2021, among MAC, the Sponsor, and the other parties thereto (the “Registration Rights Agreement”)), pursuant to which, the Sponsor, the Supporting Shareholders, and certain other parties thereto will be granted certain registration rights with respect to their shares of New MAC Common Stock.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Management Services Agreement

In connection with the Closing, New MAC entered into an agreement (the “Management Services Agreement”) with MAM. Pursuant to the Management Services Agreement, MAM shall provide certain management services to New MAC including (i) evaluating, managing, performing due diligence on, negotiating and overseeing the acquisition and disposition of New MAC’s and its subsidiaries’ assets, (ii) evaluating, managing, negotiating and overseeing the origination, structuring, restructuring and workout of taxi-medallion loans and other loans held by New MAC (other than typical daily loan servicing activities), (iii) managing New MAC’s and its subsidiaries’ day-to-day business and operations in complying with any regulatory requirements applicable to them in respect of their business activities, (iv) evaluating the financial and operational performance of any of New MAC’s subsidiaries, (v) providing a management team to serve as executive officers of New MAC and/or its subsidiaries, including providing day- to-day financial, operational and other executive management services, (vi) identifying, evaluating, managing, performing due diligence on, negotiating and overseeing the provision of debt or equity financing as well as the acquisition of all or a portion of target businesses or assets, in each case, by New MAC, and (vii) performing any other services for and on behalf of New MAC and its subsidiaries to the extent that such services are consistent with those that are customarily performed by the executive officers and employees of a publicly listed company.

Additionally, MAM may also earn an incentive fee based on the financial performance of New MAC pursuant to a separate agreement to be entered into by New MAC and MAM and approved by the New MAC Board within six months of Closing.

The foregoing description of the Management Services Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Management Services Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, New MAC entered into indemnification agreements with each of its directors and executive officers.

Each indemnification agreement provides for indemnification and advancements by New MAC of certain expenses and costs relating to claims, suits or proceedings arising from each director or executive officer’s service to New MAC, or, at New MAC’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note—Business Combination Transaction” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Report, and some of the information incorporated herein by reference, includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of New MAC. These statements are based on the beliefs and assumptions of the management of New MAC. Although New MAC believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Forward-looking statements contained in this Report include, but are not limited to, statements about:

•	New MAC’s limited operating history, which may make it difficult to successfully execute its strategic initiatives and accurately evaluate future risks and challenges;

•	the ability to maintain quotation of New MAC securities on the OTC Market;

•	the ability to be approved for initial listing, or to maintain the listing, of New MAC securities on Nasdaq;

•	New MAC’s failure to attract new borrowers or retain existing borrowers;

•	fluctuations in costs and economic activity, especially in New York City;

•	loss of confidential data from customers and employees, which may subject New MAC to litigation, liability or reputational damage;

•	failure to successfully compete;

•	failure to properly manage growth and relationships with various business partners;

•	failure to protect against software or hardware vulnerabilities;

•	failure to raise additional capital to develop the business;

•	risks related to the COVID-19 pandemic, including supply chain disruptions;

•	the loss of one or more of New MAC’s executive officers and other key employees at MAM and Field Point;

•	failure to hire and retain qualified employees;

•	failure to comply with federal, state and local laws and regulations;

•	the expected benefits of the Business Combination; and

•

other factors detailed in Part I, Item 1A of New MAC’s Annual Report on Form 10-K under “Risk Factors”, filed with the SEC on April 7, 2025 (the “Annual Report”), which is incorporated herein by reference.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Report and in any document incorporated by reference are more fully described in Part I, Item 1A under the heading “Risk Factors” and elsewhere in the Annual Report which is incorporated herein by reference. The risks described in the Annual Report are not exhaustive. Other sections of the Annual report describe additional factors that could adversely affect the business, financial condition or results of operations of New MAC. New risk factors emerge from time to time, and it is not possible to predict all such risk factors, nor can New MAC assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements made by New MAC’s or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. New MAC undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of New MAC is described in Part I, Item 1 of the Annual Report in the section entitled “Business” and that information is incorporated herein by reference.

Risk Factors

The risk factors related to New MAC’s business and operations are set forth in Part I, Item 1A of the Annual Report in the section entitled “Risk Factors,” and that information is incorporated herein by reference.

Financial Information

The information set forth in Item 9.01 of this Report concerning the financial information of MAC, New MAC and the DePalma Companies is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for the DePalma Companies for the years ended December 31, 2024 and 2023 is described in Part II, Item 7 of the Annual Report entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and that information is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in Part II, Item 7A of the Annual Report under “Quantitative and Qualitative Disclosures about Market Risk,” and that information is incorporated herein by reference.

Property

New MAC does not have any material principal physical properties.

Security Ownership of Certain Beneficial Owners and Management

Information with respect to the beneficial ownership of New MAC Common Stock is set forth in Part III, Item 12 of the Annual Report entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and that information is incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the consummation of the Business Combination are described in Part III, Item 10 of the Annual Report entitled “Directors, Executive Officers and Corporate Governance,” and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth in Part III, Item 10 of the Annual Report under the heading “Director Independence,” and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the Company’s board of directors immediately after the consummation of the Business Combination is set forth in Part III, Item 10 of the Annual Report under the heading “Board Committees,” and that information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of the DePalma Companies before the consummation of the Business Combination and the named executive officers of New MAC after the consummation of the Business Combination is set forth in Part III, Item 11 of the Annual Report entitled “Executive Compensation,” and that information is incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of the DePalma Companies before the consummation of the Business Combination is set forth in Part III, Item 11 of the Annual Report entitled “Executive Compensation,” and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

A description of the compensation committee interlocks and insider participation of the Company is set forth in Part III, Item 11 of the Annual Report entitled “Compensation Committee Interlocks and Insider Participation,” and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company are described in Part III, Item 13 of the Annual Report entitled “Certain Relationships and Related Transactions, and Director Independence,” and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in Part I, Item 3 of the Annual Report under “Legal Proceedings,” and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Reference is made to the disclosure regarding market price of and dividends on New MAC’s common equity and other related stockholder matters in Part II, Item 5 of the Annual Report under “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities,” and that information is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of New MAC’s securities is contained in Exhibit 4.5 hereto and incorporated herein by reference.

Immediately following the consummation of the Business Combination, there were 73,914,402 shares of New MAC Common Stock issued and outstanding, held of record by 206 holders; no shares of preferred stock outstanding; and 15,304,987 warrants to purchase shares of New MAC Common Stock issued and outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure regarding changes in and disagreements with accountants and accounting and financial disclosure in Part II, Item 9 of the Annual Report and that information is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 11, 2025, in connection with the Closing, MAC filed a Form 25 to voluntarily delist its units, Class A common stock and warrants from The Nasdaq Capital Market.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01, 2.01 and 5.03 of this Report is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth in the “Introductory Note” above and Item 2.01 of this Report is incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors; Appointment of Certain Officers

The information contained in the sections titled “Directors and Executive Officers,” “Committees of the Board,” “Executive Compensation,” “Certain Relationships and Related Transactions, and Director Independence” and “Indemnification of Directors and Officers” in Item 2.01 to this Report is incorporated herein by reference.

Effective as of the Closing, the following people were appointed as directors of the Company:

•	Andrew Milgram;

•	Sarah E. Feinberg;

•	Harvey Golub; and

•	Frederick C. Herbst.

Effective as of the Closing, the executive officers of the Company are:

•	Andrew Milgram, Chief Executive Officer;

•	Paul Arrouet, President; and

•	Jeffrey Kravetz, Chief Financial Officer.

Reference is made to the disclosure described in Part III, Item 10 of the Annual Report under the heading “Executive Officers” for biographical information about each of the directors and officers following the Business Combination, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, New MAC amended and restated its certificate of incorporation (as amended and restated, the “Amended and Restated Charter”), which became effective upon filing with the Secretary of State of the State of Delaware on the Closing Date and included the amendments proposed by “Proposal No. 2—The Organizational Document Proposals”, and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective immediately prior to the Closing.

Copies of the Amended and Restated Charter and Amended and Restated Bylaws are attached to this Report as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

The material terms of the Amended and Restated Charter and the Amended and Restated Bylaws, and the general effect upon the rights of holders of the Company’s capital stock, are described in the sections of the Proxy Statement/Prospectus titled “Proposal No. 2—The Organizational Documents Proposals”, “Description of New MAC Securities” and “Comparison of Corporate Governance and Stockholders’ Rights” beginning on pages 188, 277 and 289, respectively, thereof, which information is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by MAC’s organizational documents, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the sections titled “Proposal No. 1—The Business Combination Proposal” and “The Business Combination Agreement” beginning on page 132 and 160, respectively, of the Proxy Statement/Prospectus, and are incorporated herein by reference.

Item 8.01.	Other Events.

Effective as of April 7, 2025, Kirie Eleison Corp (“Kirie Eleison”) assigned all of its interests in Septuagint Solutions, LLC (“Septuagint”) to DePalma II, and the principals of Kirie Eleison resigned from the board of directors of Septuagint. DePalma II intends to continue operating Septuagint and its taxi fleet.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of DePalma Acquisition I LLC as of and for the years ended December 31, 2024 and 2023 are contained in Part IV, Item 15(a)(1) to the Annual Report and are incorporated herein by reference.

The audited consolidated financial statements of DePalma Acquisition II LLC as of and for the years ended December 31, 2024 and 2023 are contained in Part IV, Item 15(a)(1) to the Annual Report and are incorporated herein by reference.

The audited consolidated financial statements of MAC for the years ended December 31, 2024 and 2023 are contained in Part II, Item 8 to MAC’s Annual Report on Form 10-K filed with the SEC on March 31, 2025 and are incorporated herein by reference.

The audited consolidated financial statements of New MAC as of December 31, 2024 and 2023 and for the year ended December 31, 2024 and the period from February 2, 2023 (inception) through December 31, 2023 are contained in Part IV, Item 15(a)(1) to the Annual Report and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of New MAC as of and for the year ended December 31, 2024 is set forth in Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1#†‡	Business Combination Agreement, dated February 14, 2023, by and among Marblegate Acquisition Corp., Marblegate Asset Management, LLC, Marblegate Capital Corporation, MAC Merger Sub, Inc., DePalma Acquisition I LLC and DePalma Acquisition II LLC (incorporated by reference to Exhibit 2.1 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-283675), filed with the SEC on February 7, 2025).

2.2	Waiver to the Business Combination Agreement, dated April 5, 2025, by and among Marblegate Acquisition Corp., Marblegate Asset Management, LLC, Marblegate Capital Corporation, MAC Merger Sub, Inc., DePalma Acquisition I LLC and DePalma Acquisition II LLC (incorporated by reference to Exhibit 2.2 to the Annual Report on Form 10-K (File No. 333-283675), filed with the SEC on April 7, 2025).

3.1	Amended and Restated Certificate of Incorporation of Marblegate Capital Corporation (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K (File No. 333-283675), filed with the SEC on April 7, 2025).

3.2	Amended and Restated Bylaws of Marblegate Capital Corporation (incorporated by reference to Exhibit 3.2 to the Annual Report on Form 10-K (File No. 333-283675), filed with the SEC on April 7, 2025).

4.1	Warrant Agreement, dated September 30, 2021, by and between Continental Stock Transfer & Trust Company and Marblegate Acquisition Corp. (incorporated by reference to Exhibit 4.1 to MAC’s Current Report on Form 8-K filed with the SEC on October 5, 2021).

4.2	Warrant Assumption Agreement, dated April 7, 2025, by and among Marblegate Acquisition Corp., Marblegate Capital Corporation and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 to the Annual Report on Form 10-K (File No. 333-283675), filed with the SEC on April 7, 2025).

4.3	Specimen Common Stock Certificate of Marblegate Capital Corporation (incorporated by reference to Exhibit 4.1 to the Annual Report on Form 10-K (File No. 333-283675), filed with the SEC on April 7, 2025).

4.4	Specimen Warrant Certificate of Marblegate Capital Corporation (incorporated by reference to Exhibit 4.2 to the Annual Report on Form 10-K (File No. 333-283675), filed with the SEC on April 7, 2025).

4.5	Description of Securities (incorporated by reference to Exhibit 4.5 to the Annual Report on Form 10-K (File No. 333-283675), filed with the SEC on April 7, 2025).

10.1	Form of Sponsor Support Agreement, dated February 14, 2023, by and among Marblegate Acquisition Corp., Marblegate Capital Corporation, Marblegate Acquisition LLC, DePalma Acquisition I LLC, DePalma Acquisition II LLC, and certain of its stockholders (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4 filed with the SEC on February 7, 2025).

10.2	Registration Rights Agreement, dated as of April 7, 2025, by and among Marblegate Capital Corporation and certain security holders signatory thereto (incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K (File No. 333-283675), filed with the SEC on April 7, 2025).

10.3+	Management Services Agreement, dated as of April 7, 2025, by and between Marblegate Capital Corporation and Marblegate Asset Management, LLC (incorporated by reference to Exhibit 10.20 to the Annual Report on Form 10-K (File No. 333-283675), filed with the SEC on April 7, 2025).

10.4	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.14 to the Annual Report on Form 10-K (File No. 333-283675), filed with the SEC on April 7, 2025).

21.1	List of Subsidiaries of Marblegate Capital Corporation (incorporated by reference to Exhibit 21.1 to the Annual Report on Form 10-K (File No. 333-283675), filed with the SEC on April 7, 2025).

99.1*	Unaudited pro forma condensed combined financial information of the Company.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

#

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

‡	Certain confidential information contained in this Exhibit has been omitted because it is (i) not material and (ii) of the type that the registrant treats as private or confidential.
+	Indicates a management contract or compensatory plan.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2025

Marblegate Capital Corporation

By:	/s/ Jeffrey Kravetz
Name:	Jeffrey Kravetz
Title:	Chief Financial Officer